UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

David O’Connor
First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2021

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Fund Overview	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Statement of Cash Flows	32
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	62
Fund Expenses	64
General Information	68
Dividend Reinvestment Plan	69
Tax Information	70
Privacy Notice	71
Additional Information	76

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

Dear Fellow Shareholders,

Most people would recognize the famous opening words of Charles Dickens's A Tale of Two Cities, but how many recall the full, rather lengthy first sentence? "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity, it was the season of Light, it was the season of Darkness, it was the spring of hope, it was the winter of despair, we had everything before us, we had nothing before us, we were all going direct to Heaven, we were all going direct the other way—in short, the period was so far like the present period, that some of its noisiest authorities insisted on its being received, for good or for evil, in the superlative degree of comparison only."

Writing from the vantage point of mid-1800s London, Dickens was describing the seeds of societal unrest in 1775 France and England. But the opening of his novel has proved as timeless as it is profound and poignant; in fact, he could have been writing about the state of the world here at the start of 2022.

If we take our cues from equity markets, many of which hit new all-time highs during 2021, we appear to live in "the best of times." On the other hand, with infections from Covid-19 affecting nearly 350 million people worldwide, killing 5.6 million and disrupting countless lives, perhaps we live in "the worst of times"?1

The growing societal awareness of large-scale problems such as climate change and inequity suggests an "age of wisdom" is upon us; there is now real impetus for change at a global level spanning public and private sectors, which in turn is drawing entrepreneurs, scientists and capital into devising solutions. At the same time, we remain prone to our "foolish" human tendency to grasp for panaceas, forgetting that real solutions require sustained effort over time. For example, it appears likely that a successful transition to more sustainable sources of energy will require long-term investment in not only renewables but also traditional sectors including oil and gas, nuclear and even coal for countries like China. Yet the public vilification of traditional energy companies would have us believe that an energy transition is imminent, and there have been moments in the past 24 months when the valuation of such stocks reflected this sentiment. Similarly, significant public sector spending financed through massive taxation likely won't solve inequities within countries or across economies, and certainly not overnight.

We live in a remarkable "epoch of belief" in science. When faced with Covid-19, teams of scientists globally leveraged mRNA technology to deliver highly effective vaccines faster than ever before, resulting in the administration of nearly 10 billion

1  Source: World Health Organization; data as of January 24, 2022.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

doses worldwide and countless lives saved.2 At the same time, shorter innovation cycles also have created deep pockets of "incredulity" within the public, many of whom—represented most visibly by the emergent anti-vaxxer movement—worry that scientific rigor has been short-circuited by politics.

Never before in history has so much knowledge been so readily available to so many; surely, we must live in the "season of Light"? For example, the smartphones in our pockets carry more than a million times greater processing power than the "supercomputer" used to land Apollo 11 on the moon. Yet rising societal polarization suggests that many are prone to using these devices to retreat into the "Darkness" of online echo chambers that feed paranoias and amplify extreme views.

As I said, Dickens could as well have been writing about today. As they did during the time depicted in A Tale of Two Cities, the loudest, most extreme voices dominate the public narrative and financial markets have not been immune. At one extreme, some participants believe deeply that assets related to the new economy—whether electric vehicles, software as a service (SaaS), the sharing/gig economy, cryptocurrencies, web 3.0 or any number of next-gen innovations—are the only sectors worthy of investment and that all other businesses are dying relics. At the other, we see the widespread use of passive strategies that eschew all fundamental investment discretion in favor of mimicking the composition of an index, including the single-security and sector risks, sometimes breathtaking valuations and lack of downside mitigation inherent in them.

Fixed income investors in general were rewarded for taking risk throughout 2021, even as very low interest rates and very tight spreads suggested that those rewards remained relatively meager. This risk bias could be seen both across and within asset classes. With fundamentals and technicals continuing to be supportive, leveraged credit outperformed investment grade corporate and sovereign issues, and the leveraged space was led by lower-rated securities, smaller, less-liquid deals and subordinated positions in the capital stack.3 There are reasons to believe the credit investment environment may be more complicated in 2022, however, as there are a range of headwinds—geopolitical conflict, inflation, Fed policy, supply-chain issues, midterm elections and regulatory change to name just a few—that require attention. Unlike the strong trending market we saw in 2021, 2022 may be a year in which deep research and prudent selection again become essential to investment success in alternative credit markets.

2  Source: Bloomberg; data as of January 24, 2022.

3  Based on the performance of Credit Suisse Leveraged Loan Index, Bloomberg US Corporate High Yield Index, Bloomberg US Aggregate Index and Bloomberg Global Aggregate Index. Source: FactSet; data as of December 31, 2021.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud
President

February 2022

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

The net asset value ("NAV") of the Fund's Class I shares increased 11.32% for the 12 months ended December 31, 2021, while the Credit Suisse Leveraged Loan Index increased 5.40%. The Fund's short-term investments, including cash and cash equivalents, were 8.2% as of December 31, 2021.

The five largest contributors to the performance of First Eagle Credit Opportunities Fund during the period were Allen Media, LLC 10.50%, 2/15/2028 (entertainment); William Morris Endeavor Entertainment LLC, Term Loan B-2—First Lien (interactive media & services); NMG Holding Company, Inc., Term Loan—First Lien (apparel, accessories & luxury goods); Lash Opco LLC, Term Loan—First Lien (household products); and Milk Specialties Co., Term Loan—Second Lien (personal products). Their combined contribution to the Fund's return was 1.60%*.

The five largest detractors were WeWork Cos., Inc. 7.88%, 5/1/2025 (real estate management & development); RSA Security LLC (Redstone), Term Loan—Second Lien (systems software); International Textile Group Inc., Term Loan, First Lien (textiles); Miller's Ale House, Inc., Term Loan—First Lien (restaurants); and WW International, Inc. 4.50%, 4/15/2029 (diversified consumer services). Combined, they subtracted 0.46%* from the Fund's performance.

Christopher J. Flynn President of First Eagle Alternative Credit	James Fellows Chief Investment Officer and Head of the Tradable Credit platform of First Eagle Alternative Credit	Robert Hickey Senior Portfolio Manager for the Tradable Credit platform of First Eagle Alternative Credit

*Exact net returns for individual portfolio investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

Brian Murphy Senior Portfolio Manager for the Tradable Credit platform and Head of Capital Markets of First Eagle Alternative Credit	Steven Krull Portfolio Manager and Head of Trading for the Tradable Credit platform of First Eagle Alternative Credit

Michelle Handy Head of Portfolio and Underwriting for the Direct Lending platform of First Eagle Alternative Credit	J. Christian Champ Portfolio Manager and Head of Research for the Tradable Credit platform of First Eagle Alternative Credit

February 2022

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month-end are available at www.feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud as of February 2022 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

This page was intentionally left blank.

First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2021 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Since Inception (9/15/2020)
First Eagle Credit Opportunities Fund (Class I)	11.32	~	11.27
Credit Suisse Leverage Loan Index	5.40		7.40

Asset Allocation*^^ (%)

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	79.36
Second Lien Secured Loans	13.85
Unsecured Debt	6.79
Floating vs. Fixed
Floating Rate	93.21
Fixed Rate	6.79

Industries* (%)

Health Care Services	8.4
IT Consulting & Other Services	5.8
Research & Consulting Services	3.6
Insurance Brokers	3.3
Asset Management & Custody Banks	3.2

Portfolio Characteristics**

Weighted Average Loan Spread	6.02%
% of Portfolio at Benchmark Floor	81.29%
Weighted Average Maturity (Years)	4.85
Weighted Average Duration (Years)	0.45
Weighted Average Days to Reset	57.55 ***
Weighted Average Purchase Price	$98.58
Weighted Average Market Price	$99.00
Number of Positions	138

^    Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

^^    Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

~  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*    Asset Allocation and Industries percentages are based on total investments in the portfolio.

**    Excludes short-term investments and common stocks.

***  Includes Senior Loans only.

†    Less than 0.05%.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a 1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US-denominated leveraged loan market. It consists of issues rated "5B" or lower, i.e. the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Top 10 Holdings* (%)

R-Pac International Corp., Term Loan (Paper Products)	2.6
Lifescan Global Corp., Term Loan — First Lien (Health Care Supplies)	2.4
Alpine SG LLC, Term Loan — First Lien (IT Consulting & Other Services)	2.1
OVG Business Services LLC, Term Loan — First Lien (Specialized Consumer Services)	2.1
Park Place Technologies LLC, Term Loan — First Lien (IT Consulting & Other Services)	2.1
Research Now Group, Inc., Term Loan — First Lien (Advertising)	2.1
Natel Engineering Company, Inc., Term Loan — First Lien (Electronic Manufacturing Services)	2.1
Alvogen Pharma US, Inc., Term Loan — First Lien (Pharmaceuticals)	2.0
A and R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (Trucking)	1.8
Allen Media LLC (Entertainment)	1.7
Total	21.0

*  Holdings in short-term investments, including cash and cash equivalents, have been excluded.

  Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 111.1%
Advertising — 2.1%
Research Now Group, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 12/20/2024 (b)	3,983,171	3,938,778
Aerospace & Defense — 3.9%
HDT Holdco, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 0.75% Floor), 7/8/2027‡ (b)	2,962,025	2,936,108
MAG DS Corp., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 4/1/2027‡ (c)(d)	1,698,025	1,562,183
New Constellis Borrower LLC, Term Loan B — First Lien (ICE LIBOR USD 1 Month + 7.50%, 1.00% Floor), 8.50%, 3/27/2024‡	2,949,748	2,890,753
		7,389,044
Agricultural & Farm Machinery — 0.6%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 10/25/2028‡ (b)(d)	222,000	216,450
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 6.50%, 10/25/2028‡ (c)(d)	1,000,000	975,000
		1,191,450
Air Freight & Logistics — 3.3%
AIT Worldwide Logistics Holdings, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 3/30/2028 (c)	997,500	998,762
Lasership, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.25%, 4/30/2029‡	2,000,000	2,017,510
Omni Logistics, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/30/2026‡ (d)	319,797	317,398
Omni Logistics, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 11/30/2027‡ (d)	2,842,640	2,821,320
		6,154,990

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Apparel, Accessories & Luxury Goods — 0.0% (e)
Outerstuff LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/31/2023‡	106,104	84,264
Application Software — 1.9%
PDF Tron Systems, Inc., Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 7/13/2027‡ (d)(f)	225,023	220,522
PDF Tron Systems, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 6.50%, 7/13/2027‡ (d)(f)	1,122,301	1,099,855
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 8.25%), 8.38%, 5/18/2026	1,000,000	1,001,355
TMA Buyer LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 9/30/2027‡ (c)(d)(f)	1,254,717	1,235,896
		3,557,628
Asset Management & Custody Banks — 4.1%
Doxa Insurance Holdings LLC, Term Loan 2021 — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 12/04/2026‡ (c)(d)(f)	2,914,839	2,914,839
Oak Point Partners LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 11/30/2027‡ (c)(d)(f)	2,864,154	2,821,192
Orion Services Group, Term Loan — First Lien (SOFR 3 Month + 5.50% + 1.21% CSA, 1.00% Floor), 7.71%, 03/19/2027‡ (c)(d)(f)	2,197,674	2,153,721
		7,889,752
Broadcasting — 1.0%
Learfield Communications, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 3.25%, 1.00% Floor), 12/1/2023 (b)	1,994,751	1,897,167
Commercial Printing — 1.6%
Astra Acquisition Corp., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.25%, 0.50% Floor), 10/25/2028 (b)	3,000,000	2,952,510

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Commodity Chemicals — 2.5%
A&A Global Imports LLC, Revolver (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/1/2026‡ (d)(f)	7,843	7,804
A&A Global Imports LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.00%, 6/1/2026‡ (c)(d)(f)	1,778,627	1,769,734
USALCO LLC, Term Loan A — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/19/2027‡ (c)(d)(f)	3,000,000	2,970,000
		4,747,538
Communications Equipment — 1.0%
SonicWall US Holdings Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%), 7.67%, 5/18/2026	2,000,000	1,970,420
Construction & Engineering — 1.5%
Amentum Government Services Holdings LLC, Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 12/7/2029‡ (b)(f)	2,000,000	1,940,000
TriStrux LLC, Revolver (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/15/2026‡ (d)(f)	40,219	39,615
Tristrux, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/15/2026‡ (c)(d)(f)	924,203	910,340
		2,889,955
Consumer Finance — 1.8%
NAC Holding Corp., 2021 Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 9/30/2024‡ (c)(d)(f)	998,550	998,550
NAC Holding Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 9/28/2024‡ (c)(d)(f)	1,922,966	1,922,966
Riveron Consulting LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/22/2025‡ (c)(d)(f)	507,922	507,922
		3,429,438

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Distributors — 1.1%
Deliver Buyer, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%), 5/1/2024 (b)	2,000,000	2,006,250
Diversified Capital Markets — 0.5%
Reich & Tang Deposits Network, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 10/31/2027‡ (c)(d)(f)	933,333	919,333
Diversified Chemicals — 1.0%
AgroFresh, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 12/31/2024 (c)	1,911,487	1,927,620
Diversified Metals & Mining — 0.4%
Dynacast International LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 9.25%, 1.00% Floor), 10.25%, 10/22/2025‡ (c)	290,045	296,571
Dynacast International LLC, Term Loan B — First Lien (ICE LIBOR USD 3 Month + 4.75%, 1.00% Floor), 5.75%, 7/22/2025 (c)	330,112	330,216
		626,787
Electric Utilities — 0.5%
New Frontera Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 7/28/2026‡ (f)	995,000	1,024,850
Electronic Manufacturing Services — 2.2%
Creation Technologies, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 0.50% Floor), 6.00%, 10/5/2028‡	250,000	248,438
Natel Engineering Company, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 4/30/2026‡ (c)	3,988,815	3,911,532
		4,159,970
Environmental and Facilities Services — 0.7%
OWL Landfill Services LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 6/30/2026‡ (d)(f)	1,408,236	1,394,153
Health Care Facilities — 1.5%
ConvenientMD, Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 6/15/2027‡ (c)(d)(f)	1,741,250	1,741,250

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Health Care Facilities — 1.5% (continued)
Quorum Health Resources LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 5/28/2027‡ (c)(d)(f)	1,073,258	1,062,526
		2,803,776
Health Care Services — 10.8%
Alcanza Clinical Research, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/15/2027‡ (c)(d)(f)	750,000	738,750
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (d)(f)	619,185	609,092
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan A-7 — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (d)(f)	116,378	114,481
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan B-7 — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (d)(f)	197,129	193,916
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan C-7 — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (d)(f)	12,776	12,568
Anne Arundel Dermatology Management LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 10/16/2025‡ (c)(d)(f)	1,001,288	984,967
Anne Arundel Dermatology Management LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 10/16/2025‡ (c)(d)(f)	300,000	295,110
CC Amulet Management LLC, Revolver (Prime + 4.00%), 7.25%, 8/31/2027‡ (d)(f)	15,844	15,606
CC Amulet Management LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 8/31/2027‡ (c)(d)(f)	1,709,671	1,684,026
Civitas Solutions Inc. (National Mentor Holding), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.25%, 0.75% Floor), 8.00%, 3/2/2029‡	2,000,000	1,997,500

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.8% (continued)
Community Based Care Acquisition, Inc., Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%), 9/15/2027‡ (b)(d)(f)	129,329	126,743
Community Based Care Acquisition, Inc., Revolver (ICE LIBOR USD 3 Month + 4.50%, 1.00% Floor), 9/15/2027‡ (b)(d)(f)	201,220	197,195
Community Based Care Acquisition, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 9/15/2027‡ (c)(d)(f)	2,268,293	2,222,927
Endo1 Partners Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 3/24/2026‡ (d)(f)	965,480	946,171
Epic School Staffing Holdco, Inc., Closing Date Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 2/5/2027‡ (c)(d)(f)	2,500,946	2,500,946
Epic School Staffing Holdco, Inc., Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 2/5/2027‡ (d)	224,000	225,120
Epic School Staffing Holdco, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 2/5/2027‡ (d)(f)	710,486	710,487
Integrated Pain Management Medical Group, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 6/17/2026‡ (c)(d)(f)	854,298	854,298
LIFE NWPA, Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 12/06/2027‡ (c)(d)(f)	1,760,870	1,734,457
Lighthouse Lab Services, Revolver (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 10/25/2027‡ (d)(f)	223,152	219,805
Lighthouse Lab Services, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 10/25/2027‡ (c)(d)(f)	1,966,292	1,936,798

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.8% (continued)
Women's Care Holdings, Inc., Term Loan B — Second Lien (ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.00%, 1/12/2029‡ (c)	2,179,247	2,178,343
		20,499,306
Health Care Supplies — 2.4%
Lifescan Global Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%), 6.21%, 10/1/2024 (c)	3,714,509	3,639,235
(ICE LIBOR USD 3 Month + 6.00%), 10/1/2024 (b)	968,545	948,917
		4,588,152
Health Care Technology — 1.1%
nThrive, Inc. (fka Precyse Acquisition Corp.), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.50% Floor), 7.25%, 11/18/2029	2,000,000	1,999,370
Heavy Electrical Equipment — 1.6%
Arcline FM Holdings, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 6/23/2028‡ (b)	2,992,500	2,994,370
Hotels, Resorts & Cruise Lines — 0.8%
Alpine X, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/21/2027‡ (c)(d)(f)	950,495	931,485
AP Gaming I LLC, Term Loan B-1 — First Lien (ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 2/15/2024 (c)	531,900	545,197
		1,476,682
Household Products — 1.0%
Lash Opco LLC, Term Loan — First Lien (Prime + 6.00%), 9.25%, 3/18/2026‡ (c)(d)(f)	1,928,195	1,928,195
Human Resource & Employment Services — 0.8%
Danforth Advisors, Revolver (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/09/2027‡ (d)(f)	69,444	68,403
Danforth Advisors, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/09/2027‡ (d)(f)	1,527,778	1,504,861
		1,573,264

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Industrial Machinery — 0.3%
Engineered Machinery Holdings, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.50%, 0.75% Floor), 7.25%, 5/21/2029	500,000	503,125
Insurance Brokers — 4.2%
Newcleus LLC,Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 8/2/2026‡ (c)(d)(f)	1,183,475	1,165,722
Portfolio Holding Inc. (Turbo Buyer), Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/2/2025‡ (c)(d)(f)	1,995,000	1,995,000
Portfolio Holding, Inc. (Turbo Buyer), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 12/02/2025‡ (b)(d)(f)	421,363	421,363
Portfolio Holding, Inc. (Turbo Buyer), Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/02/2025‡ (c)(d)(f)	1,170,455	1,170,455
Socius Insurance Services, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 6/30/2027‡ (c)(d)(f)	1,225,000	1,212,750
Tricor Borrower LLC, Delayed Draw Term Loan (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 10/22/2026‡ (b)(f)	242,968	239,323
Tricor Borrower LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 10/22/2026‡ (c)(d)(f)	1,933,927	1,904,918
		8,109,531
Interactive Media & Services — 0.7%
Ingenio LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.00%, 1.00% Floor), 8.00%, 8/3/2026‡ (c)(d)(f)	1,401,922	1,380,893
Internet & Direct Marketing Retail—0.5%
Shutterfly LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 0.75% Floor), 9/25/2026 (b)	990,000	982,575

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Internet Services & Infrastructure — 1.2%
Technology Partners LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 11/16/2027‡ (c)(d)(f)	2,333,783	2,287,107
IT Consulting & Other Services — 7.4%
Alpine SG LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 6.50%, 11/05/2027‡ (c)(d)(f)	4,107,041	4,045,436
Automated Control Concepts, Inc., Revolver (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 10/22/2026‡ (f)	104,167	102,604
Automated Control Concepts, Inc., Term Loan (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 10/22/2026‡ (c)(d)(f)	1,666,667	1,641,667
MarkLogic Corp., Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/20/2025‡ (c)(d)(f)	438,871	438,871
MarkLogic Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/20/2025‡ (c)(d)(f)	1,759,860	1,759,860
Marlin DTC — LS Midco 2 LLC, Term Loan 2A — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 7/1/2025‡ (c)(d)(f)	1,569,266	1,569,266
Park Place Technologies LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 11/10/2027 (c)	3,941,982	3,942,810
Veregy Consolidated, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 11/3/2027‡ (c)	495,000	496,238
		13,996,752
Life Sciences Tools & Services — 1.2%
Sequoia Consulting Group, LLC, , Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 11/23/2026‡ (d)(f)	2,360,656	2,325,246
Metal & Glass Containers — 1.0%
Pretium PKG Holdings, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.50% Floor), 7.25%, 10/1/2029‡	1,963,091	1,961,864
Movies and Entertainment — 0.7%
Crown Finance US, Inc., Term Loan B-1 — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.00%, 5/23/2024 (c)	1,105,335	1,325,711

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Other Diversified Financial Services — 1.4%
Evergreen Services Group LLC (Redwood/Cypress/Cedar), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/24/2024‡ (d)(f)	671,480	671,480
Evergreen Services Group LLC (Redwood/Cypress/Cedar), Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 6/6/2023‡ (c)(d)(f)	1,921,654	1,921,654
		2,593,134
Packaged Foods & Meats — 0.9%
Alpine US Bidco LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 0.75% Floor), 6.00%, 4/28/2028‡	1,713,154	1,708,871
Paper Packaging — 1.6%
Advanced Web Technologies, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/17/2026‡ (d)(f)	171,178	171,178
Advanced Web Technologies, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 12/17/2026‡ (c)(d)(f)	802,733	802,733
Golden West Packaging Group LLC, Term Loan (ICE LIBOR USD 3 Month + 5.25%, 0.75% Floor), 6.00%, 12/1/2027‡ (d)	2,000,000	1,990,000
		2,963,911
Paper Products — 2.7%
R-Pac International Corp., Revolver (ICE LIBOR USD 3 Month + 6.00%, 0.75% Floor), 1/15/2028‡ (b)(f)	124,378	121,890
R-Pac International Corp., Term Loan (ICE LIBOR USD 1 Year + 6.00%, 0.75% Floor), 6.75%, 01/15/2028‡ (d)(f)	5,000,000	4,900,000
		5,021,890
Personal Products — 3.7%
Milk Specialties Co., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.25%, 2/16/2026‡ (c)(d)	3,000,000	3,015,000
Olaplex, Inc., Incremental Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 1/8/2026‡ (c)(d)	1,452,529	1,456,160

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Personal Products — 3.7% (continued)
Revlon Consumer Products Corp., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 5.75%, 1.75% Floor), 7.50%, 5/7/2024‡ (f)	2,500,000	2,500,000
		6,971,160
Pharmaceuticals — 3.0%
Alvogen Pharma US, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/31/2023	3,961,298	3,797,895
ANI Pharmaceuticals, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 0.75% Floor), 6.75%, 5/4/2027	1,000,000	1,004,585
Carestream Health, Inc., 2023 Extended Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 5/8/2023 (c)	934,851	939,334
		5,741,814
Real Estate Services — 3.2%
Avison Young (Canada), Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%), 5.97%, 1/31/2026	2,979,527	2,963,705
Hudson's Bay Co ULC, Term Loan — Second Lien (ICE LIBOR USD 2 Month + 7.33%, 1.00% Floor), 8.33%, 9/30/2026‡ (c)(d)(f)	3,000,000	2,941,200
		5,904,905
Research & Consulting Services — 4.8%
Axiom Global, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 10/1/2026‡ (d)	2,992,366	2,947,481
Camin Cargo Control, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 6/4/2026‡ (d)(f)	746,250	738,788
Cedar Services Group LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/11/2027‡ (d)(f)	297,170	294,198
Cedar Services Group LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/11/2027‡ (c)(d)(f)	679,232	672,439

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Research & Consulting Services — 4.8% (continued)
Own Yourself LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 11/9/2025‡ (c)(d)(f)	3,000,000	2,943,900
Teneo Holdings LLC, Term Loan B — First Lien (ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.25%, 7/11/2025 (c)	222,403	223,331
Zenith American Holding, Inc.,Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/13/2024‡ (c)(d)(f)	911,562	911,561
		8,731,698
Restaurants — 2.1%
Miller's Ale House, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%), 4.85%, 5/21/2025	3,231,156	3,117,064
Quidditch Acquisition, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 3/21/2025 (b)	964,994	952,333
		4,069,397
Security & Alarm Services — 0.7%
Superhero Fire Protection LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 9/01/2026‡ (d)(f)	184,348	181,583
Superhero Fire Protection LLC, Revolver (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 9/01/2026‡ (d)(f)	7,994	7,874
Superhero Fire Protection LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 9/01/2026‡ (c)(d)(f)	1,144,957	1,127,782
		1,317,239
Specialized Consumer Services — 3.5%
LaserAway Intermediate Holdings II LLC, Term Loan (ICE LIBOR USD 3 Month + 5.75%, 0.75% Floor), 6.50%, 10/14/2027‡ (d)	2,700,000	2,689,875
OVG Business Services LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 11/20/2028‡ (c)(d)	4,000,000	3,960,000
		6,649,875

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Specialized Finance — 3.3%
ECL Entertainment, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.50%, 0.75% Floor), 8.25%, 5/1/2028 (c)	1,991,592	2,031,424
iLending LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 6/21/2026‡ (c)(d)(f)	1,179,915	1,179,915
QualTek USA, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 7/18/2025‡ (d)	3,052,799	3,018,455
		6,229,794
Specialty Stores — 0.5%
Travelcenters of America, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/14/2027 (c)(d)	992,500	1,014,831
Systems Software — 3.8%
Idera, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.75% Floor), 7.50%, 3/2/2029‡	2,000,000	2,005,000
McAfee Enterprise, Term Loan — Second Lien (ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.00%, 7/27/2029 (c)	2,000,000	1,991,880
RSA Security LLC (Redstone), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.75%, 0.75% Floor), 8.50%, 4/27/2029‡	3,250,000	3,022,500
		7,019,380
Textiles — 1.0%
International Textile Group Inc., Term Loan, First Lien (ICE LIBOR USD 3 Month + 5.00%), 5.21%, 5/1/2024	1,986,395	1,845,698
Trading Companies & Distributors — 3.7%
Apex Service Partners LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 6 Month + 5.25%, 1.00% Floor), 6.25%, 7/31/2025‡ (c)(d)(f)	800,000	800,000
Apex Service Partners LLC, Revolver — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7/31/2024‡ (b)(d)(f)	12,896	12,896
Apex Service Partners LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 7/31/2025‡ (c)(d)(f)	533,333	533,333

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Trading Companies & Distributors — 3.7% (continued)
Parts Town (PT Intermediate Holdings III LLC), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 0.75% Floor), 6.50%, 11/1/2028‡ (d)	3,000,000	2,985,000
PetroChoice Holdings, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 8/19/2022 (b)	2,741,854	2,625,325
		6,956,554
Trucking — 1.8%
A and R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 5/3/2025‡ (d)(f)	3,321,764	3,321,764
Wireless Telecommunication Services — 0.5%
NWN Parent Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 5/7/2026‡ (c)(d)(f)	987,173	952,622
Total Senior Loans (Cost $209,151,934)		209,902,353
Corporate Bonds — 8.1%
Airlines — 1.1%
American Airlines, Inc. 5.50%, 4/20/2026 (g)	1,000,000	1,039,875
5.75%, 4/20/2029 (g)	1,000,000	1,068,720
		2,108,595
Diversified Consumer Services — 0.5%
WW International, Inc. 4.50%, 4/15/2029 (g)	1,000,000	957,250
Diversified Financial Services — 0.6%
Armor Holdco, Inc., 8.50%, 11/15/2029 (g)	1,000,000	1,045,780
Entertainment — 1.7%
Allen Media LLC 10.50%, 2/15/2028 (g)	3,000,000	3,129,915
Real Estate Management & Development — 1.6%
WeWork Cos. LLC 5.00%, 7/10/2025 (g)	200,000	173,624

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

Investments	Shares	Value ($)
Real Estate Management & Development — 1.6% (continued)
WeWork Cos., Inc. 7.88%, 5/1/2025 (g)	3,000,000	2,867,670
		3,041,294
Road & Rail — 0.5%
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/2029 (g)	1,000,000	1,035,500
Software — 1.6%
Rocket Software, Inc. 6.50%, 2/15/2029 (g)	3,000,000	2,926,800
Specialty Retail — 0.5%
Michaels Cos., Inc. 7.88%, 5/1/2029 (g)	1,000,000	985,000
Total Corporate Bonds (Cost $15,050,204)		15,230,134
Common Stocks — 0.0% (e)
Electric Utilities — 0.0% (e)
New Frontera Holdings, LLC*‡ (f) (Cost $—)	62,500	46,875
Short-Term Investments — 9.4%
Investment Companies — 9.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03%, (h) (Cost $17,717,942)	17,717,942	17,717,942
Total Investments — 128.6% (Cost $241,920,080)		242,897,304
Liabilities in excess of other assets — (28.6%)		(53,959,954)
Net Assets — 100.0%		188,937,350

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR (the rate that contributor banks in London charge each other for interbank deposits), SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market), and the prime rate offered by one or more major U.S. banks ("Prime"). LIBOR, SOFR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  All or a portion of this position has not yet settled as of December 31, 2021. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR, SOFR or Prime will be established.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2021

(c)  The Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(d)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale and may be deemed to be "restricted securities" under the Securities Act.

(e)  Represents less than 0.05% of net assets.

(f)  Security fair valued as of December 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2021 amounted to $99,602,501, which represents approximately 52.72% of net assets of the Fund.

(g)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2021 amounted to $15,230,134, which represents approximately 8.06% of net assets of the Fund.

(h)  Represents 7-day effective yield as of December 31, 2021.

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,955,974
Aggregate gross unrealized depreciation	(984,103)
Net unrealized appreciation	$971,871
Federal income tax cost	$241,925,433

Abbreviations

CSA  — Credit Spread Adjustment

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

See Notes to the Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Consolidated Statement of Assets and Liabilities

December 31, 2021

	First Eagle Credit Opportunities Fund
Assets
Investments (Cost $241,920,080) (Note 2)	$242,897,304
Cash	2,085,713
Receivable for investments sold	8,306,905
Receivable for Fund shares sold	3,178,204
Accrued interest and dividends receivable	1,578,954
Due from Adviser (Note 6)	677,783
Due from brokers	928,045
Due from custodian	87,952
Other assets	768,372
Total Assets	260,509,232
Liabilities
Investment advisory fees payable (Note 6)	183,874
Payable for investment purchased	26,131,528
Distribution fees payable (Note 7)	1,535
Administrative fees payable (Note 6)	19,803
Service fees payable (Note 7)	22
Credit facility (Note 10)	43,902,654
Payable for dividends to shareholders	709,946
Unrealized depreciation on unfunded delayed draw loan commitments (Note 9)	23,290
Accrued expenses and other liabilities	599,230
Total Liabilities	71,571,882
Net Assets	$188,937,350
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$7,214
Capital surplus	187,582,346
Total distributable earnings (losses)	1,347,790
Net Assets	$188,937,350
Class A
Net Assets	$7,591,529
Shares Outstanding	289,477
Net asset value per share and redemption proceeds per share	26.22
Offering price per share (NAV per share plus maximum sales charge)	27.18	(1)
Authorized common shares	Unlimited
Class I
Net Assets	$181,345,821
Shares Outstanding	6,924,692
Net asset value per share and redemption proceeds per share	26.19
Authorized common shares	Unlimited

(1)  The maximum sales charge is 3.50% for Class A shares. Class I shares have no front-end sales charges.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Consolidated Statement of Operations

December 31, 2021

First Eagle Credit Opportunities Fund
Investment Income
Interest	$9,208,241
Dividends	1,895
Total Income	9,210,136
Expenses
Investment advisory fees (Note 6)	1,372,111
Distributions fees (Note 7)
Class A	9,488
Shareholder servicing agent fees	117,630
Service fees (Note 7)
Class A	3,999
Administrative costs (Note 6)	122,148
Professional fees	555,862
Custodian and accounting fees	174,648
Shareholder reporting fees	61,749
Trustees' fees (Note 6)	175,000
Interest expense and fees on borrowings	1,025,343
Registration and filing fees	69,872
Other expenses	50,673
Total Expenses	3,738,523
Expense waiver (Note 6)	(2,208,601)
Net Expenses	1,529,922
Net Investment Income (Note 2)	7,680,214
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	664,377
Changes in unrealized appreciation (depreciation) of:
Investments	325,357
Unfunded delayed draw loan commitments	(117,353)
208,004
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	872,381
Net Increase in Net Assets Resulting from Operations	$8,552,595

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Consolidated Statements of Changes in Net Assets

	First Eagle Credit Opportunities Fund
	For the year ended December 31, 2021**	For the Period 9/15/20* - 12/31/20
Operations
Net investment income	$7,680,214	$526,762
Net realized gain (loss) from investments	664,377	2,137
Change in unrealized appreciation of investments and unfunded delayed draw loan commitments	208,004	745,930
Net increase in net assets resulting from operations	8,552,595	1,274,829
Distributions to Shareholders
Distributable earnings:
Class A	(186,929)	(3,439)
Class I	(7,805,652)	(484,940)
Return of capital:
Class A	—	—
Class I	—	(11,112)
Decrease in net assets resulting from distributions	(7,992,581)	(499,491)
Fund Share Transactions
Class A
Net proceeds from shares sold	6,447,892	1,000,000
Net asset value of shares issued for reinvested dividends and distributions	128,811	3,439
Cost of shares redeemed	(2,513)	—
Increase in net assets from Class A share transactions	6,574,190	1,003,439
Class I
Net proceeds from shares sold	138,220,350	40,088,400
Net asset value of shares issued for reinvested dividends and distributions	2,002,529	234,757
Cost of shares redeemed	(521,667)	—
Increase in net assets from Class I share transactions	139,701,212	40,323,157
Increase in net assets from Fund share transactions	146,275,402	41,326,596
Net increase in net assets	146,835,416	42,101,934
Net Assets (Note 2)
Beginning of period	42,101,934	—
End of period	$188,937,350	$42,101,934

*  Commencement of operations.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Consolidated Statements of Changes in Net Assets (continued)

	First Eagle Credit Opportunities Fund
	For the year ended December 31, 2021**	For the Period 9/15/20* - 12/31/20
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	39,896	—
Shares sold	244,767	39,761
Shares issued on reinvestment of distributions	4,909	135
Shares repurchased	(95)	—
Shares outstanding, end of period	289,477	39,896
Class I
Shares outstanding, beginning of period	1,612,884	—
Shares sold	5,255,371	1,603,520
Shares issued on reinvestment of distributions	76,207	9,364
Shares repurchased	(19,770)	—
Shares outstanding, end of period	6,924,692	1,612,884

*  Commencement of operations.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Consolidated Statement of Cash Flows

December 31, 2021

First Eagle Credit Opportunities Fund
Cash Flows from (Used in) Operating Activities:
Net increase in net assets resulting from operations	$8,552,595
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(240,722,240)
Proceeds from sale and paydowns of investments	67,649,284
Net increase in short term investments	(8,265,127)
Realized (gain) loss on investments	(664,377)
Change in unrealized (appreciation) depreciation on investments	(325,357)
Amortization (accretion) of bond premium (discount)	(421,006)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	117,353
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(1,435,607)
Due from Adviser	(576,620)
Due from brokers	(928,045)
Due from custodian	(87,952)
Other assets	(768,347)
Increases (decreases) in operating liabilities
Investment advisory fees payable	139,721
Administrative fees payable	16,794
Distribution fees payable	1,136
Service fees payable	(177)
Trustee fees payable	(43,750)
Accrued expenses and other liabilities	307,003
Net cash provided by (used in) operating activities	$(177,454,719)
Cash Flows from (Used in) Financing Activities:
Proceeds from shares sold	141,493,674
Payments on shares redeemed	(524,180)
Cash distributions paid	(5,330,786)
Borrowings under Credit Facility	43,902,654
Decrease in due to custodian	(930)
Net cash provided by (used in) financing activities	$179,540,432
Net change in cash and cash denominated in foreign currencies	2,085,713
Cash, beginning of period	—
Cash, end of period	$2,085,713

Supplemental disclosure of cash flows information:

Cash paid during the period for interest in the amount of $1,528,651.

Non-cash financing activities consist of reinvestment of distributions in the amount of $2,131,340.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

This page was intentionally left blank.

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Year Ended December 31, 2021**	For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.48	$25.15
Net investment Income	2.10	0.10
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.53	0.32
Total investment operations	2.63	0.42
Less Dividends and Distributions
From net investment income	(1.81)	(0.09)
From capital gains	(0.08)	—
Total distributions	(1.89)	(0.09)
Net asset value, end of period	$26.22	$25.48
Total return(a)	10.60%	1.62	%(b)
Net assets, end of period (thousands)	$7,592	$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.83%	5.45	%(c)
Operating expenses including fee waivers	2.28%	2.75	%(c)
Net investment income excluding fee waivers	5.47%	2.16	%(c)
Net investment income including fee waivers	8.02%	4.86	%(c)
Supplemental Data
Portfolio turnover rate	73.15%	21.38	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 3.50% for Class A shares.

(b)  Not annualized

(c)  Annualized

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Year Ended December 31, 2021***	For The Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.47	$25.00
Net investment Income	2.27	0.33
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.57	0.45
Total investment operations	2.84	0.78
Less Dividends and Distributions
From net investment income	(2.04)	(0.30)
From capital gains	(0.08)	(0.00	)**
Return of capital	—	(0.01)
Total distributions	(2.12)	(0.31)
Net asset value, end of period	$26.19	$25.47
Total return	11.45%	3.13	%(a)
Net assets, end of period (thousands)	$181,346	$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.18%	4.70	%(b)
Operating expenses including fee waivers	1.70%	2.00	%(b)
Net investment income excluding fee waivers	6.15%	1.74	%(b)
Net investment income including fee waivers	8.63%	4.44	%(b)
Supplemental Data
Portfolio turnover rate	73.15%	21.38	%(a)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Not annualized

(b)  Annualized

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers two classes of Common Shares: Class A Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC ("FEIM" or the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC ("FEAC" or the "Subadviser"), in its capacity as the alternative credit group of FEIM, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund's special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the First Eagle Credit Opportunities Fund and the SPV. All intercompany transactions and balances have been eliminated. As of December 31, 2021, the SPV has $71,143,228 in net assets, representing 37.65% of the Credit Opportunities Fund's net assets.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund's Board of Trustees (the "Board") has adopted methods for determining the fair value of such securities and other assets.

The Fund's securities are valued by various methods, as described below:

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally fair valued at their cost which approximates market value and are monitored by FEIM and FEAC (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events that would impact valuation of the investment.

All bonds, whether listed on an exchange or traded in the over-the counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service's inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable then the equity will be fair valued pursuant to procedures adopted by the Board.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and liquidity procedures for the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$—	$—	$46,875	$46,875
Corporate Bonds	—	15,230,134	—	15,230,134
Senior Loans
Advertising	—	3,938,778	—	3,938,778
Aerospace & Defense	—	—	7,389,044	7,389,044
Agricultural & Farm Machinery	—	—	1,191,450	1,191,450
Air Freight & Logistics	—	998,762	5,156,228	6,154,990
Apparel, Accessories & Luxury Goods	—	—	84,264	84,264
Application Software	—	1,001,355	2,556,273	3,557,628
Asset Management & Custody Banks	—	—	7,889,752	7,889,752
Broadcasting	—	1,897,167	—	1,897,167
Commercial Printing	—	2,952,510	—	2,952,510
Commodity Chemicals	—	—	4,747,538	4,747,538
Communications Equipment	—	1,970,420	—	1,970,420
Construction & Engineering	—	—	2,889,955	2,889,955
Consumer Finance	—	—	3,429,438	3,429,438
Distributors	—	2,006,250	—	2,006,250
Diversified Capital Markets	—	—	919,333	919,333
Diversified Chemicals	—	1,927,620	—	1,927,620
Diversified Metals & Mining	—	330,216	296,571	626,787
Electric Utilities	—	—	1,024,850	1,024,850
Electronic Manufacturing Services	—	—	4,159,970	4,159,970
Environmental and Facilities Services	—	—	1,394,153	1,394,153
Health Care Facilities	—	—	2,803,776	2,803,776
Health Care Services	—	—	20,499,306	20,499,306
Health Care Supplies	—	4,588,152	—	4,588,152
Health Care Technology	—	1,999,370	—	1,999,370
Heavy Electrical Equipment	—	—	2,994,370	2,994,370

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3	Total
Hotels, Resorts & Cruise Lines	$—	$545,197	$931,485	$1,476,682
Household Products	—	—	1,928,195	1,928,195
Human Resource & Employment Services	—	—	1,573,264	1,573,264
Industrial Machinery	—	503,125	—	503,125
Insurance Brokers	—	—	8,109,531	8,109,531
Interactive Media & Services	—	—	1,380,893	1,380,893
Internet & Direct Marketing Retail	—	982,575	—	982,575
Internet Services & Infrastructure	—	—	2,287,107	2,287,107
IT Consulting & Other Services	—	3,942,810	10,053,942	13,996,752
Life Sciences Tools & Services	—	—	2,325,246	2,325,246
Metal & Glass Containers	—	—	1,961,864	1,961,864
Movies and Entertainment	—	1,325,711	—	1,325,711
Other Diversified Financial Services	—	—	2,593,134	2,593,134
Packaged Foods & Meats	—	—	1,708,871	1,708,871
Paper Packaging	—	—	2,963,911	2,963,911
Paper Products	—	—	5,021,890	5,021,890
Personal Products	—	—	6,971,160	6,971,160
Pharmaceuticals	—	5,741,814	—	5,741,814
Real Estate Services	—	2,963,705	2,941,200	5,904,905
Research & Consulting Services	—	223,331	8,508,367	8,731,698
Restaurants	—	4,069,397	—	4,069,397
Security & Alarm Services	—	—	1,317,239	1,317,239
Specialized Consumer Services	—	—	6,649,875	6,649,875
Specialized Finance	—	2,031,424	4,198,370	6,229,794
Specialty Stores	—	1,014,831	—	1,014,831
Systems Software	—	1,991,880	5,027,500	7,019,380
Textiles	—	1,845,698	—	1,845,698
Trading Companies & Distributors	—	2,625,325	4,331,229	6,956,554
Trucking	—	—	3,321,764	3,321,764
Wireless Telecommunication Services	—	—	952,622	952,622
Total Senior Loans	—	53,417,423	156,484,930	209,902,353
Short-Term Investments
Investment Companies	17,717,942	—	—	17,717,942
Total Investments	$17,717,942	$68,647,557	$156,531,805	$242,897,304

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3	Total
Liabilities:
Unfunded commitments*	$—	$—	$(23,290)	$(23,290)
Total	$17,717,942	$68,647,557	$156,508,515	$242,874,014

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Senior Loans	Warrants	Unfunded Commitments*	Total
Beginning Balance — market value	$—	$29,327,686	$149,313	$—	$29,476,999
Purchases(1)	—	120,127,208	—	—	120,127,208
Sales(2)	—	(20,752,988)	(274,501)	—	(21,027,489)
Transfer In — Level 3	—	38,408,381	—	—	38,408,381
Transfer Out — Level 3	—	(11,254,456)	—	—	(11,254,456)
Accrued discounts/ (premiums)	—	191,804	—	—	191,804
Realized Gains (Losses)	—	149,962	274,501	—	424,463
Change in Unrealized Appreciation (Depreciation)	46,875	287,333	(149,313)	(23,290)	161,605
Ending Balance — market value	46,875	156,484,930	—	(23,290)	156,508,515
Change in unrealized gains or (losses) relating to investments still held at reporting date	—	514,409	—	(23,290)	491,119

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

Investments were transferred into Level 3 during the period ended December 31, 2021 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended December 31, 2021 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of December 31, 2021:

Investment Type	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Assets
Common Stocks	46,875	Market comparable companies	EBITDA Multiple	10.11x (10.11x)	Increase
Senior Loans	82,361,552	Discounted cash flows (income approach)	Comparative yield	6.28 - 10.20 (7.72)	Decrease
	54,014,310	Third-party vendor pricing service	Broker quote	N/A	Increase
	10,699,118	Purchase price	N/A	98.00 - 98.50 (98.31)	Increase
	8,385,100	Liquidation	Collateral Value	49.7 - 2,546.1 (1,027.1)*	Increase
	1,024,850	Market comparable companies	EBITDA Multiple	10.11x (10.11x)	Increase
Total Senior Loans	156,484,930
Total Investments	156,531,805

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Investment Type	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Liabilities
Unfunded commitments	1,954	Discounted cash flows (income approach)	Comparative yield	6.71 - 8.43 (7.52)	Decrease
	844	Third-party vendor pricing service	Broker quote	N/A	Increase
	(26,088)	Purchase price	N/A	98.00 - 98.50 (98.31)	Increase
Total Unfunded commitments	(23,290)

*  Collateral values are presented in $ millions.

**  Unfunded commitments are presented at net unrealized appreciation (depreciation).

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

c)  Cash — The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Statement of Operations.

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Credit Facility, including upfront fees and legal fees. The costs

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

are capitalized at the time of payment and are included in Other Assets on the Consolidated Statement of Assets and Liabilities. The deferred financing costs are amortized using the straight line method over the term of the Credit Facility.

e)  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$385,099	$4,326	$948,581	—	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to wash sale deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund utilized $2,862 in short term capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2021, there were no late year ordinary loss deferrals.

f)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Credit Opportunities Fund	$(8,385)	$9,711	$(1,326)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses.

g)  Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2021, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

The tax character of distributions paid by the Fund during the fiscal years ended December 31,2021 are as follows:

	Ordinary Income		Long Term Capital Gains
	2021	2020	2021	2020
First Eagle Credit Opportunities Fund	$7,992,581	$488,379	$—	$—

	Return of Capital
	2021	2020
First Eagle Credit Opportunities Fund	—	$11,112

h)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods.

i)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

k)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

l)  New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standard Update ("ASU") 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR, SOFR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

High Yield Bonds — The Fund may invest in high yield bonds, which are securities rated below Baa by Moody's, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

An outbreak of respiratory disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in re-characterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value. Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

LIBOR Risk — LIBOR, the London Interbank Offered Rate, has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund's operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, applicable LIBOR contracts have transitioned to another benchmark as of December 31, 2021, and existing LIBOR contracts will transition to another benchmark after June 30, 2023. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC") convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate ("SOFR") plus, in the case of existing

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund's performance or net asset values. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Large Redemptions Risk — If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2021, purchases and sales of investments, other than purchases and sales of money market investments, were $254,140,832 and $73,017,750, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. Effective May 1, 2021, FEIM and FEAC have agreed to waive all management fees and subadvisory fees payable to them under the Management Agreement until April 30, 2022 (the "Management Fee Waiver"). The Management Fee Waiver is not revocable during its term and amounts waived pursuant to the Management Fee Waiver will not be subject to any right of future recoupment in favor of FEIM and FEAC.

FEIM has entered into a subadvisory agreement with FEAC relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets (including assets attributable to leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

During the period ended December 31, 2021, the Adviser waived $1,154,352 in investment advisory fees, which are included under expense waiver in the Consolidated Statement of Operations. As of December 31, 2021, the Fund has a receivable from Adviser of $183,874 for the Management Fee Waiver, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

Effective December 1, 2021, the Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding the Management Fee (because separately waived), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A and Class I shareholders are limited to 0.50% and 0.25%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2022 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.50% and 0.25% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense. Until December 1, 2021, the Expense Limitations for Class A shares and Class I shares were limited to 1.00% and 0.25%, respectively, of average net assets. Until May 1, 2021, the Expense Limitations for Class A shares and Class I shares were limited to 2.75% and 2.00%, respectively, of average net assets.

During the period ended December 31, 2021, the Adviser waived $1,054,249 in expenses which are included under expense waiver on its Consolidated Statement of Operations. As of December 31, 2021, the Fund has a receivable from Adviser of $493,909 for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

For the period ended December 31, 2021, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2023	2024
Class A	$29,583	$2,187	$27,396
Class I	1,241,189	214,336	1,026,853
Total	$1,270,772	$216,523	$1,054,249

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended December 31, 2021, the Fund reimbursed the Adviser $5,355 and the Fund has a payable to the Adviser of $19,803 for administrative fees.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2021, such compensations are included under Trustees' fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares only, a maximum front-end sales commission of 3.50%. Investors that purchase $1,000,000 or more of the Fund's Class A Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A Shares will be subject to an early withdrawal charge of 1.00% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares, as applicable. Effective December 1, 2021, the maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares). Until December 1, 2021, the maximum annual rates for distribution fees and servicing fees under the Plan were limited to 0.50% and 0.25%, respectively, for

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Class A Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2021, the distribution and servicing fees incurred by the Fund are disclosed in the Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

The following table summarizes the share repurchases completed during the period ended December 31, 2021:

Quarter End	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares	% of Outstanding Repurchased Shares
3/31/21	I	4/15/21	40.529	$26.29	$1,065.51	98,607.068	5%	0.00	%*
6/30/21	I	7/15/21	8,971.682	$26.30	$235,955.24	157,256.144	5%	0.285
9/30/21	I	10/15/21	10,755.655	$26.46	$284,594.63	240,882.152	5%	0.223
	A	10/15/21	95.093	$26.43	$2,513.31	240,882.152	5%	0.002

*  Amount represents less than 0.005%

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2021, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
A&A Global Imports LLC, Revolver	$22,658	$22,545	$340
Advanced Web Technologies, Delayed Draw Term Loan — First Lien	144,150	144,150	2,883
Advanced Web Technologies, First Amendment Delayed Draw	809,524	809,524	16,189
Alcanza Clinical Research, Delayed Draw Term Loan — First Lien	375,000	369,375	(3,750)
Alcanza Clinical Research, Revolver	187,500	184,688	—
Alpine SG LLC, Revolver	105,232	103,653	—
Alpine X, Revolver	152,190	149,147	—
Alpine X, Delayed Draw Term Loan — First Lien	608,762	596,586	(6,088)
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien	51,250	50,414	190
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan A-7	11,084	10,903	(181)
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan C-7	581,450	571,973	(4,753)
Apex Service Partners LLC, Revolver — First Lien	31,222	31,222	542
Automated Control Concepts, Inc., Revolver	416,667	410,417	—
CC Amulet Management LLC, Delayed Draw Term Loan — First Lien	307,436	302,824	(3,074)
CC Amulet Management LLC, Revolver	31,688	31,213	—
Cedar Services Group LLC, Delayed Draw Term Loan — First Lien	33,019	32,689	165
Cedar Services Group LLC, Revolver	26,738	26,471	134
Community Based Care Acquisition, Inc., Delayed Draw Term Loan — First Lien	785,305	769,599	(7,854)
Community Based Care Acquisition, Inc., Revolver	164,634	161,341	(1,646)
ConvenientMD, Initial Delayed Draw Term Loan — First Lien	546,875	546,875	2,734
ConvenientMD, Revolver	50,000	50,000	750
Danforth Advisors, Revolver	138,889	136,806	—
Endo1 Partners, Delayed Draw Term Loan — First Lien	1,029,731	1,009,136	—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Epic School Staffing Holdco, Inc., Delayed Draw Term Loan — First Lien	$776,000	$779,880	$7,760
Evergreen Services Group LLC (Redwood/Cypress/ Cedar), Delayed Draw Term Loan	163,640	163,640	1,227
iLending LLC, Revolver	35,036	35,036	526
Integrated Pain Management Medical Group, Inc., Delayed Draw Term Loan — First Lien	101,138	101,138	2,023
LIFE-NWPA, Delayed Draw Term Loan — First Lien	1,219,880	1,201,581	(6,099)
LIFE-NWPA, Revolver	487,952	480,633	2,440
Lighthouse Lab Services, Delayed Draw Term Loan	198,456	195,480	(2,977)
Lighthouse Lab Services, Revolver	334,728	329,707	—
MarkLogic Corp., Delayed Draw Term Loan — First Lien	292,581	292,581	2,926
Newcleus LLC, Delayed Draw Term Loan — First Lien	296,610	292,161	(2,227)
Newcleus LLC, Revolver	34,803	34,281	(1)
Oak Point Partners LLC, Revolver	292,659	288,269	—
Omni Logistics, Delayed Draw Term Loan	337,563	335,032	844
Orion Services Group, Delayed Draw Term Loan	897,436	879,487	(8,974)
PDF Tron Systems, Inc., Delayed Draw Term Loan — First Lien	132,968	130,309	—
Portfolio Holding, Inc. (Turbo Buyer), Term Loan — First Lien	358,939	358,939	3,589
Reich & Tang Deposits Network, Delayed Draw Term Loan — First Lien	860,691	847,781	—
R-Pac International Corp., Revolver	497,513	487,563	—
Sequoia Consulting Group, LLC, , Revolver	590,164	581,311	—
Socius Insurance Services, Inc., Delayed Draw Term Loan — First Lien	767,544	759,868	—
Superhero Fire Protection LLC, Delayed Draw Term Loan — First Lien	163,478	161,026	—
Superhero Fire Protection LLC, Revolver	23,983	23,623	—
Technology Partners LLC, Delayed Draw Term Loan — First Lien	518,618	508,246	(5,186)
Technology Partners LLC, Revolver	373,405	365,937	—
TMA Buyer LLC, Delayed Draw — First Lien	615,944	606,705	(6,159)
TMA Buyer LLC, Revolver	153,986	151,676	—
Tricor Borrower LLC, Delayed Draw Term Loan	795,494	783,561	(5,966)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Tricor Borrower LLC, Revolver	$173,077	$170,481	$—
TriStrux LLC, Delayed Draw Term Loan — First Lien	482,622	475,383	(3,620)
TriStrux LLC, Revolver	308,342	303,717	3
			$(23,290)

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.

Note 10 — Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the Credit Agreement (the "Lenders"). Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"), subject to change by mutual agreement of the SPV and the Lenders. The Credit Facility has an initial five-year term, with a three-year revolving period. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. In accordance with the 1940 Act, the Fund's borrowings under the Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing.

The per annum rate of interest for borrowings under the Credit Facility is generally based on LIBOR (subject to a 25 bps floor) plus a spread of 2.50%. Commitment fees on the unused portion of the Credit Facility accrue at a rate between 0.50% or 1.00% depending on the utilization levels.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Credit Facility for the year ended December 31, 2021 were as follows:

Stated interest expense	$577,551
Unused commitment fees	313,484
Amortization of deferred financing costs	134,308
Total interest expense	$1,025,343
Weighted average interest rate	2.76%
Average borrowings	$20,905,710
Effective Leverage	18.86%

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Notes to Consolidated Financial Statements

Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of December 31, 2021, the Fund is in compliance with these covenants.

Note 11 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Credit Opportunities Fund and its subsidiary (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statements of changes in net assets for the year ended December 31, 2021 and the period September 15, 2020 (commencement of operations) through December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2021 and the period September 15, 2020 (commencement of operations) through December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Report of Independent Registered Public Accounting Firm

the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 28, 2022

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six-months ended December 31, 2021.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	3.81%	$1,000	$1,038.10	1.97%	$10.12
Class I	4.15	1,000	1,041.50	1.41	7.26

(1)  For the six-months ended December 31, 2021.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six-months ended December 31, 2021.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,015.27	1.97%	$10.01
Class I	5.00	1,000	1,018.10	1.41	7.17

(1)  For the six-months ended December 31, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Tax Information

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	—	—	—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number, income, and assets
◼ account balances, payment history, and account activity
◼ credit history and credit scores
◼ name, address, telephone number, occupation
◼ online information, such as your IP address and data gathered from your browsing activity and location
◼ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	N/A
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit our sharing	◼ Call 800.334.2143 and indicate your desire to limit our sharing
◼ Visit us online: www.feim.com/individual-investors or
◼ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.feim.com/individual-investors

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Privacy Notice

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do
How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
◼ open an account, make transactions using your account, or deposit money
◼ subscribe to receive information, submit an application, or otherwise submit a form containing personal information\
◼ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Privacy Notice

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes—information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Affiliated companies include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, First Eagle Private Credit, LLC, First Eagle Private Credit Advisors, LLC, First Eagle Alternative Credit, LLC, First Eagle Separate Account Management, LLC, FEIM LTD and FEIM GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◼ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Candace K. Beinecke | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (9 portfolios) and First Eagle Variable Funds (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios) and First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Nancy Hawthorne | Trustee | October 2020 to Present
1345 Avenue of the Americas, | New York, New York | 10105
(born April 1951)

Principal Occupation(s) During Past 5 Years: Founder and Partner, Hawthorne Financial Advisors, LLC (2014-present); Chair and Chief Executive Officer, Clerestory LLC (financial advisory and investment firm) (2001-2015)

Number of Portfolios in the Fund Complex Overseen by Trustee: 2

Other Directorships/Trusteeships Held by Trustee: Chairman of the Board of First Eagle Alternative Capital BDC, Inc.; Director, Avid Technology, Inc. (provider of an open and integrated technology platform); Director, Brighthouse Financial (formerly known as the MetLife Funds) (family of mutual funds); Director, CRA International, Inc. (global consulting firm)

Interested Trustees(2)(3)

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Sirius Point Group

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Mehdi Mahmud is treated as an Interested Trustee because of the professional roles he holds with the Adviser.

(3)  The term of office of the Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Officers(4)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds

Albert Pisano | Chief Compliance Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

Andrew Morris | Deputy Chief Compliance Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1986)

Principal Occupation(s) During Past Five (5) Years: First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020); Director, Senior Counsel (2019); Kirkland & Ellis LLP, Associate (2016-2019); Davis Polk & Wardwell LLP, Associate (2014-2016).

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Officers(4)—(continued)

David O'Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sabrina Rusnak-Carlson | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1979)

Principal Occupation(s) During Past Five (5) Years: General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel and Chief Compliance Officer, THL Credit LLC; prior to 2015, Partner, Proskauer Rose LLP

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds;

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; prior to 2018, Managing Partner and Chief Financial Officer, Four Wood Capital Partners LLC

Tricia Larkin | Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Officers(4)—(continued)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Vice President of Fund Administration, State Street Corporation

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds

Thomas Meyer | Assistant Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to September 2017, Assurance Manager, PwC LLP

William Karim | Associate General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Associate General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC; prior to 2016, Attorney, Keurig

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund

Trustees

Candace K. Beinecke (Chair)

Jean D. Hamilton

Nancy Hawthorne

Mehdi Mahmud

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Andrew Morris

Deputy Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Thomas Meyer

Assistant Treasurer

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2021

First Eagle Credit Opportunities Fund is offered by FEF Distributors, LLC,

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105
800.334.2143 firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Candace Beinecke, Jean Hamilton and Nancy Hawthorne as Audit Committee Financial Experts. Ms. Beinecke, Ms. Hamilton and Ms. Hawthorne are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $63,600 and $56,900, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $30,000 and $30,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2021 and December 31, 2020, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2021, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2021 and 2020.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to the First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 8.	Portfolio Managers of Closed-End Investment companies.

(a)(1)      Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Christopher Flynn, James Fellows, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy and Christian Champ, portfolio managers with First Eagle Alternative Credit, LLC (“FEAC” or the "Subadviser"), manage the Fund. Their professional backgrounds are below.

Christopher Flynn, President of First Eagle Alternative Credit, FEAC. Christopher oversees all aspects of the First Eagle Alternative Credit business. Christopher has worked for FEAC’s senior loan strategies business from 2007 to present. Prior to 2007, Christopher was a Vice President at AIG in the Leveraged Capital Group.

James R. Fellows, Chief Investment Officer, FEAC. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Senior Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Senior Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Michelle Handy, Managing Director, FEAC. Michelle has worked for FEAC’s senior loan strategies business, from 2016 to present. Prior to 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas' workout function.

Christian Champ, Managing Director, FEAC. Christian has worked for FEAC’s senior loan strategies business from June 2012 to present. Prior to June 2012, Steven served as Senior Distressed Analyst and Vice President for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance**	Total Assets in Other Accounts where Advisory Fee is Based on Performance
	Other Registered Investment Companies	1	$421,651,000	1	$421,651,000
Christopher Flynn	Other Pooled Investment Vehicles	23	$4,359,873,373	23	$4,359,873,373
	Other Accounts	5	$285,688,757	4	$282,708,365
	Other Registered Investment Companies	2	$422,742,900	1	$421,651,000
James Fellows	Other Pooled Investment Vehicles	69	$19,720,870,316	60	$19,521,823,483
	Other Accounts	8	$1,011,868,476	4	$282,708,365
	Other Registered Investment Companies	2	$422,742,900	1	$421,651,000
Robert Hickey	Other Pooled Investment Vehicles	69	$19,720,870,316	60	$19,521,823,483
	Other Accounts	8	$1,011,868,476	4	$282,708,365
	Other Registered Investment Companies	1	$1,091,900	0	$-
Brian Murphy	Other Pooled Investment Vehicles	46	$15,360,996,943	37	$15,161,950,110
	Other Accounts	3	$726,179,719	0	$-
	Other Registered Investment Companies	1	$1,091,900	0	$-
Steven Krull	Other Pooled Investment Vehicles	46	$15,360,996,943	37	$15,161,950,110
	Other Accounts	3	$726,179,719	0	$-
	Other Registered Investment Companies	1	$421,651,000	1	$421,651,000
Michelle Handy	Other Pooled Investment Vehicles	23	$4,359,873,373	23	$4,359,873,373
	Other Accounts	5	$285,688,757	4	$282,708,365
	Other Registered Investment Companies	1	$1,091,900	0	$-
Christian Champ	Other Pooled Investment Vehicles	46	$15,360,996,943	37	$15,161,950,110
	Other Accounts	3	$726,179,719	0	$-

* Information as of December 31, 2021 except as noted, and is unaudited.

** Includes one pooled investment vehicle which is currently in wind down and five Collateralized Loan Obligation Vehicles ("CLOs") that have been called. No performance based fee is being received/billed from the vehicles, so their assets are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, forty-eight other accounts noted in this column represent CLOs where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (CLO). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser or Subadviser or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Adviser. The Adviser offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied.  Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority.  In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios.  In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits.  Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data.  Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance.  The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period.  Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)      Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

As of December 31, 2021, no shares of the Fund were beneficially owned by the Portfolio Managers or Management Team Members.

(b)            Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 9, 2022

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 9, 2022

*          Print the name and title of each signing officer under his or her signature.